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                                                                   Exhibit 10.20



                                 AMENDMENT NO. 2
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                      WITH
                             VISKASE COMPANIES, INC.


     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT ("AMENDMENT") is dated as of October 26, 1998, by and between VISKASE COMPANIES, INC., a Delaware corporation formerly known as Envirodyne Industries, Inc. ("BORROWER") and BT COMMERCIAL CORPORATION, a Delaware corporation, individually and as agent (in such capacity, the "AGENT") for the "LENDERS" under and as defined in the Credit Agreement referred to below. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                   WITNESSETH:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of June 1, 1998, as amended (the "CREDIT AGREEMENT"), pursuant to which Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;

     WHEREAS, Borrower has requested that Agent and Lenders further amend the Credit Agreement; and

     WHEREAS, Lenders and Agent have agreed to further amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of Borrower set forth herein, the Credit Agreement is hereby amended as follows:

          1.1 The definition of the term "Net Worth" set forth in SECTION 1.1 of the Credit Agreement is hereby amended by inserting the following language therein immediately prior to the period at the end thereof:
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     ; and provided, further, that (i) restructuring charges incurred during the quarter ended as of September 24, 1998 in an aggregate amount not to exceed $58,000,000 (and provided that not more than 25% of which were incurred in the form of cash expenses) and (ii) non-cash charges incurred during the fiscal quarter ended as of September 24, 1998 in an aggregate amount not to exceed $91,200,000 for the write-down of excess reorganization value of the Company's assets, in each case shall be added back to the calculation of Net Worth to the extent such charges would otherwise be deducted in calculating such Net Worth and notwithstanding any tax effect of such charges.

     2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

          (a) As of the date first above written (after giving effect to this Amendment) no Default or Event of Default shall have occurred and be continuing.

          (b) Agent shall have received two (2) copies of this Amendment duly executed by Borrower.

          (c) Agent shall have received evidence reasonably satisfactory to Agent that the Third Supplemental Indenture to the First Priority Notes Indenture substantially in the form of EXHIBIT A hereto shall have been executed and delivered by Borrower and prior to or concurrently with the effectiveness of this Amendment shall have become effective pursuant to the respective terms thereof.

     3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

          3.1 Borrower hereby represents and warrants to the Agent and each of the Lenders that:

          (a) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

          (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

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          (c) the execution and delivery by Borrower of this Amendment does not require the consent or approval of any Person, except such consents and approvals as shall have been obtained.

     4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

          4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement," shall in each case mean and be a reference to the Credit Agreement as amended hereby.

          4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any right, power or remedy of Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrower pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by Agent and each of the Lenders shall in no way obligate Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

     5. GOVERNING LAW. The validity, interpretation and cement of this Amendment and any dispute arising out of or in connection with this Amendment, whether sounding in contract, tort, equity or otherwise, shall be governed by the internal laws (as opposed to the conflicts of laws provisions) and decisions of the State of Illinois.

     6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.


                                      BORROWER:

                                      VISKASE COMPANIES, INC.


                                      By:
                                               ----------------------------
                                      Name:
                                               ----------------------------
                                      Title:
                                               ----------------------------

                                      AGENT:

                                      BT COMMERCIAL CORPORATION, as Agent


                                      By:
                                               ----------------------------
                                      Name:
                                               ----------------------------
                                      Title:
                                               ----------------------------
                                      LENDERS:

                                      BT COMMERCIAL CORPORATION, in its
                                        individual capacity


                                      By:
                                               ----------------------------
                                      Name:
                                               ----------------------------
                                      Title:
                                               ----------------------------

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                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 2
                          DATED AS OF OCTOBER 26, 1998


               FORM OF AMENDMENT TO FIRST PRIORITY NOTES INDENTURE
               ---------------------------------------------------

                                    Attached